Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.27

Google Cloud Order Form	Google Maps APIs (Upgrade)

Enter Customer Name Here	Uber Technologies Inc.

Prepared by

[***] [***]@google.com [***]	Google LLC 1600 Amphitheatre Parkway Mountain View, California 94043 United States

Prepared for

Contact Name	[***]	Technical Contact Name	[***]

Contact Email	[***]@uber.com	Technical Contact Email	[***]@uber.com

Contact Phone	[***]	Technical Contact Phone	[***]

Customer Name	Uber Technologies, Inc.		Uber Technologies, Inc.

Contact Address	155 Market Street San Francisco, CA 94103

Bill To Contact	[***]	Ship To Contact	[***]

Bill To Name	Uber Technologies, Inc.	Ship To Contact Name	Uber Technologies, Inc.

Bill To		Ship To

Bill To Email	[***]@uber.com	Ship To Contact Email	[***]@uber.com

Bill To Phone	[***]	Ship To Contact Phone	[***]

SKU	Product Description	Notes	License Term	Quantity	Fees per Unit	Total Fees
GM-UBER	Upgrade to	Enter	[***]	[***]	[***]	[***]
	Google Places	Google
	API ([***]	Account
	queries) and	Info: N/A
	Google Maps	Enter
	API Web	Renew ID
	Services	Enter
	(Geocoding	Renewal
	API, Directions	License
	API, Distance	Term
	Matrix API)	Commence
	([***] queries);	ment Date
through [***]

GPB-ZGT-INT-	Google Places	GAIA	[***]	[***]	[***]	[***]
[***]-OEM	API for	Account:
	Business: [***]	[***]@gmail.
	license/support	com
	term; up to	Upgrade
	[***]	Project ID:
	private queries	391705301
268
Support
End date:
[***]

GM-INT-[***]-	Google Maps	Enter	[***]	[***]	[***]	[***]
OEM	for Work	Renew ID:
	license for EXT,	gme-uberte
	INT, OEM	chnologies1
	use. Includes	Support
	Directions API,	End date:
	Distance	[***]
Matrix API,
and Geocoding
API. [***]
map loads per
sku unit.

Total Fees Due (excluding Taxes): [***]

Terms and Conditions

1.

This Order Form incorporates by reference the Google Maps for Work Master Agreement between Google LLC (f/k/a Google Inc.) and Uber Technologies, Inc. (“Customer”) dated October 29, 2015 as amended by Amendment 1 dated August 15, 2017 (collectively, this Order Form, Master Terms, and Service Addendum are the “Agreement”) for the applicable Service(s) listed in the Order Form above.

2.	All capitalized terms used in this Order Form have the meanings given to them in the Agreement.

3.

Each Party represents and warrants that (a) it has read and understands the Agreement (including documents attached to this Order Form), and (b) it has full power and authority to enter into the Agreement.

4.

At the end of this Order Form’s License Term, (a) the License Term for the Services may only be renewed under this Agreement with mutual written consent and (b) any unused billing units (including any upgrades) will automatically expire.

5.	By signing this Order Form, each party will be bound by the Agreement. This Order Form will be effective as of the date of the last party’s signature (“Effective Date”).

Signed by the parties’ authorized representatives on the dates written below.

Google LLC:		Uber Technologies, Inc.

By:	/s/ Philipp Schindler	By:	/s/ J K Fennell

Print Name:	Philipp Schindler	Print Name:	J K Fennell

Title:	Authorized Signatory	Title:	Head of Product Partnerships & US/CAN Bus Dev

Date:	3/28/2019	Date:	March 25, 2019

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